                                  EXHIBIT 99.1

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                 RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                                     15-MAR-96

COLLECTION PERIOD                                                     FEB-96


Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.  Information Regarding the Current Monthly Distribution
     1.  CLASS A CERTIFICATES AND CLASS I CERTIFICATES
          a.  The aggregate amount of the distribution to Class A Certificateholders and Class I
                 Certificateholders on the Distribution Date set forth above                                    $ 1,105,120.54
          b.  The amount of the distribution set forth in paragraph A.1.(a) above in respect of
                 interest on the Class A Certtificate                                                           $   241,666.67
          c.  The amount of the distribution set forth in paragraph A.1.(a) above in respect  of
                 the Class I Certificates                                                                       $    30,000.00
          d.  The amount of the distribution set forth in paragraph A.1.(a) above in respect of
                 principal of Class A Certficates                                                               $   808,983.98
          e.  The amount of the distribution set forth in paragraph A.1. (a) above,
                 per $1,000 interest                                                                            $        21.61
          f.  The amount of the distribution set forth in paragraph A.1. (b) above,
                 per $1,000 interest                                                                            $         4.83
          g.  The amount of the distribution set forth in paragraph A.1. (c) above,
                 per $1,000 interest                                                                            $         0.60
          h.  Schedule Payments due in such Collection Period                                                   $         0.00
          i.  Schedule Payments collected in such Collection Period                                             $   558,704.18

B.  Information Regarding the Performance of the Trust

     1.  POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
          a.  The aggregate Principal Balance of the Receivables as of the close of  business
                 on the last day of the preceding Collection Period                                             $37,768,174.31
          b.  The Certificate Balance as of the close of business on the Distribution Date set forth above, after giving effect to payments allocated to principal in


                   paragraph A.1.(d) above                                                                       $49,191,016.02
             c.  The Notional Balance as of the close of business on the Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to
                   payment allocated to principal in paragraph A.1.(d) above                                     $49,191,016.02
             d.  The Pool Factor with respect to the Class A Certificates as of the close of
                   business on the Distribution Date set forth above                                                  0.9838203
             e.  The Pool Factor with respect to the Class I Certificates as of the close of
                   business on the Distribution Date set forth above                                                  0.9838203

     2.  SERVICING FEE AND PURCHASED RECEIVABLES
             a.  The aggregate amount of the Servicing Fee paid to the Servicer with respect to
                   the Collection Period set forth above                                                         $   116,622.37
             b.  The amount of the payment set forth in paragraph B.2.(a) above per
                   $1,000 interest                                                                               $       116.62
             c.  The amount of any unpaid Servicing Fee                                                          $         0.00
             d.  The change in the amount of any unpaid Servicing Fee from the prior
                   Distribution Date                                                                             $         0.00
             e.  The number and aggregate Purchase Amount of Receivables that became
                   Purchased Receivables during the related Collection Period                                    $    14,035.88

     3.  PAYMENT SHORTFALLS
             a.  The amount of the Interest Carryover Shortfall after giving effect to the payments
                   set forth in paragraph A.1.(b) above                                                          $         0.00
             b.  The amount of the Principal Carryover Shortfall after giving effect to the
                   payment set forth in paragraph A.1.(c) above                                                  $         0.00

     4.  PAYAHEAD ACCOUNT
             a.  The aggregate Payahead Balance on the Distribution Date
                   set forth above                                                                               $    76,447.00
             b.  The change in the Payahead Balance from the prior
                   Distribution Date                                                                             $     6,272.00

     5.  PRE-FUNDING ACCOUNT
             a.  The amount on deposit in the Pre-Funding Account as of the close of business on
                   the Distribution Date set forth above                                                         $12,231,825.69
             b.  The change in the amount on deposit in the Pre-Funding Account from the prior
                   Distribution Date                                                                             $         0.00

     6.  CAPITALIZED INTEREST ACCOUNT
             a.  The amount on deposit in the Capitalized Interest Account as of the close of
                   business on the Distribution Date set forth above                                             $   122,929.85
             b.  The change in the amount on deposit in the Capitalized Interest Account from
                   the prior Distribution Date                                                                   $         0.00

     7.  SPREAD ACCOUNT
             a.  The Specified Spread Account Balance with respect to such Distribution Date  and the Spread Account balance on the Distribution Date set forth above, after giving
                   effect to distributions made on such Distribution Date                                        $   750,000.00


               b.  The change in the Spread Account on the Distribution Date                                       $       0.00

      8.  POLICY
               a.  The amount paid to the Certificateholders under the Policy for such
                      Distribution Date                                                                            $       0.00
               b.  The amount distributable to the Certificate Insurer on such
                      Distribution Date                                                                            $  12,297.75

      9.  LOSSES AND DELIQUENCIES
               a.  The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
                      delinquent between 31 and 59 days                                                            $ 673,446.58
               b.  The number of Receivables and the aggragate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
                      deliquent between 60 days or more                                                            $  85,658.38

      10. DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
               a.  The amount of the distribution to Class R Certificateholder or the Distribution
                      Date set forth above                                                                         $  24,469.89


      Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548
(1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                 RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                             15-APR-96

COLLECTION PERIOD                                             MAR-96



       Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.     Information Regarding the Current Monthly Distribution
       1. CLASS A CERTIFICATES AND CLASS I CERTIFICATES
          a.  The aggregate amount of the distribution to Class A Certificateholders and Class I
                 Certificateholders on the Distribution Date set forth above                                   $ 1,279,399.36
          b.  The amount of the distribution set forth in paragraph A.1.(a) above in respect of
                 interest on the Class A Certtificate                                                          $   237,756.58
          c.  The amount of the distribution set forth in paragraph A.1.(a) above in respect  of
                 the Class I Certificates                                                                      $    29,514.61
          d.  The amount of the distribution set forth in paragraph A.1.(a) above in respect of
                 principal of Class A Certficates                                                              $   889,861.51
          e.  The amount of the distribution set forth in paragraph A.1. (a) above,
                 per $1,000 interest                                                                           $        23.15
          f.  The amount of the distribution set forth in paragraph A.1. (b) above,
                 per $1,000 interest                                                                           $         4.76
          g.  The amount of the distribution set forth in paragraph A.1. (c) above,
                 per $1,000 interest                                                                           $         0.60
          h.  Schedule Payments due in such Collection Period                                                  $         0.00
          i.  Schedule Payments collected in such Collection Period                                            $   565,466.05

B.     Information Regarding the Performance of the Trust
       1. POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
          a.  The aggregate Principal Balance of the Receivables as of the close of  business
                 on the last day of the preceding Collection Period                                            $36,959,190.33
          b.  The Certificate Balance as of the close of business on the Distribution Date set forth above, after giving effect to payments allocated to principal in
                  paragraph A.1.(d) above                                                                     $48,301,154.51
            c.  The Notional Balance as of the close of business on the Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to
                  payment allocated to principal in paragraph A.1.(d) above                                   $48,301,154.51
            d.  The Pool Factor with respect to the Class A Certificates as of the close of
                  business on the Distribution Date set forth above                                                0.9660231
            e.  The Pool Factor with respect to the Class I Certificates as of the close of
                  business on the Distribution Date set forth above                                                0.9660231

     2.  SERVICING FEE AND PURCHASED RECEIVABLES
            a.  The aggregate amount of the Servicing Fee paid to the Servicer with respect to
                  the Collection Period set forth above                                                       $   117,118.33
            b.  The amount of the payment set forth in paragraph B.2.(a) above per
                  $1,000 interest                                                                             $       117.12
            c.  The amount of any unpaid Servicing Fee                                                        $         0.00
            d.  The change in the amount of any unpaid Servicing Fee from the prior
                  Distribution Date                                                                           $         0.00
            e.  The number and aggregate Purchase Amount of Receivables that became
                  Purchased Receivables during the related Collection Period                                  $         0.00

     3.  PAYMENT SHORTFALLS
            a.  The amount of the Interest Carryover Shortfall after giving effect to the payments
                  set forth in paragraph A.1.(b) above                                                        $         0.00
            b.  The amount of the Principal Carryover Shortfall after giving effect to the
                  payment set forth in paragraph A.1.(c) above                                                $         0.00

     4.  PAYAHEAD ACCOUNT
            a.  The aggregate Payahead Balance on the Distribution Date
                  set forth above                                                                             $    80,596.00
            b.  The change in the Payahead Balance from the prior
                  Distribution Date                                                                           $     4,149.00

     5.  PRE-FUNDING ACCOUNT
            a.  The amount on deposit in the Pre-Funding Account as of the close of business on
                  the Distribution Date set forth above                                                       $12,231,825.69
            b.  The change in the amount on deposit in the Pre-Funding Account from the prior
                  Distribution Date                                                                           $         0.00

     6.  CAPITALIZED INTEREST ACCOUNT
            a.  The amount on deposit in the Capitalized Interest Account as of the close of
                  business on the Distribution Date set forth above                                           $   122,929.85
            b.  The change in the amount on deposit in the Capitalized Interest Account from
                  the prior Distribution Date                                                                 $         0.00

     7.  SPREAD ACCOUNT
            a.  The Specified Spread Account Balance with respect to such Distribution Date  and the Spread Account balance on the Distribution Date set forth above, after giving


                     effect to distributions made on such Distribution Date                                  $    750,000.00
               b.  The change in the Spread Account on the Distribution Date                                 $          0.00

      8.  POLICY
               a.  The amount paid to the Certificateholders under the Policy for such
                     Distribution Date                                                                       $          0.00
               b.  The amount distributable to the Certificate Insurer on such
                     Distribution Date                                                                       $     12,075.29

      9.  LOSSES AND DELIQUENCIES
               a.  The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
                     delinquent between 31 and 59 days                                                       $    923,965.80
               b.  The number of Receivables and the aggragate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
                     deliquent between 60 days or more                                                       $    343,424.73

      10. DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
               a.  The amount of the distribution to Class R Certificateholder or the Distribution
                     Date set forth above                                                                    $    122,266.66


      Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548
(1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.

                                     AMENDED
                       MONTHLY CERTIFICATEHOLDER STATEMENT
                 RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                                   15-MAY-96

COLLECTION PERIOD                                                    APR-96



       Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.  Information Regarding the Current Monthly Distribution
     1. CLASS A CERTIFICATES AND CLASS I CERTIFICATES
            a.  The aggregate amount of the distribution to Class A Certificateholders and Class I
                  Certificateholders on the Distribution Date set forth above                                        $ 1,684,349.24
            b.  The amount of the distribution set forth in paragraph A.1.(a) above in respect of
                  interest on the Class A Certtificate                                                               $   233,455.58
            c.  The amount of the distribution set forth in paragraph A.1.(a) above in respect  of
                  the Class I Certificates                                                                           $    28,980.69
            d.  The amount of the distribution set forth in paragraph A.1.(a) above in respect of
                  principal of Class A Certficates                                                                   $ 1,190,072.84
            e.  The amount of the distribution set forth in paragraph A.1. (a) above,
                  per $1,000 interest                                                                                $        29.06
            f.  The amount of the distribution set forth in paragraph A.1. (b) above,
                  per $1,000 interest                                                                                $         4.67
            g.  The amount of the distribution set forth in paragraph A.1. (c) above,
                  per $1,000 interest                                                                                $         0.60
            h.  Schedule Payments due in such Collection Period                                                      $         0.00
            i.  Schedule Payments collected in such Collection Period                                                $   730,278.47

B.  Information Regarding the Performance of the Trust
     1.  POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
            a.  The aggregate Principal Balance of the Receivables as of the close of  business
                  on the last day of the preceding Collection Period                                                 $48,301,154.51
            b.  The Certificate Balance as of the close of business on the Distribution Date set forth above, after giving effect to payments allocated to principal in
                  paragraph A.1.(d) above                                                                      $ 47,111,081.67
            c.  The Notional Balance as of the close of business on the Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to
                  payment allocated to principal in paragraph A.1.(d) above                                    $ 47,111,081.67
            d.  The Pool Factor with respect to the Class A Certificates as of the close of
                  business on the Distribution Date set forth above                                                  0.9422216
            e.  The Pool Factor with respect to the Class I Certificates as of the close of
                  business on the Distribution Date set forth above                                                  0.9422216

     2.  SERVICING FEE AND PURCHASED RECEIVABLES
            a.  The aggregate amount of the Servicing Fee paid to the Servicer with respect to
                  the Collection Period set forth above                                                        $    156,735.03
            b.  The amount of the payment set forth in paragraph B.2.(a) above per
                  $1,000 interest                                                                              $        156.74
            c.  The amount of any unpaid Servicing Fee                                                         $          0.00
            d.  The change in the amount of any unpaid Servicing Fee from the prior
                  Distribution Date                                                                            $          0.00
            e.  The number and aggregate Purchase Amount of Receivables that became
                  Purchased Receivables during the related Collection Period                                   $     86,283.06

     3.  PAYMENT SHORTFALLS
            a.  The amount of the Interest Carryover Shortfall after giving effect to the payments
                  set forth in paragraph A.1.(b) above                                                         $          0.00
            b.  The amount of the Principal Carryover Shortfall after giving effect to the
                  payment set forth in paragraph A.1.(c) above                                                 $          0.00

     4.  PAYAHEAD ACCOUNT
            a.  The aggregate Payahead Balance on the Distribution Date
                  set forth above                                                                              $    108,410.00
            b.  The change in the Payahead Balance from the prior
                  Distribution Date                                                                            $     27,814.00

     5.  PRE-FUNDING ACCOUNT
            a.  The amount on deposit in the Pre-Funding Account as of the close of business on
                  the Distribution Date set forth above                                                        $ 12,231,825.69
            b.  The change in the amount on deposit in the Pre-Funding Account from the prior
                  Distribution Date                                                                            $ 12,231,825.69

     6.  CAPITALIZED INTEREST ACCOUNT
            a.  The amount on deposit in the Capitalized Interest Account as of the close of
                  business on the Distribution Date set forth above                                            $    122,929.85
            b.  The change in the amount on deposit in the Capitalized Interest Account from
                  the prior Distribution Date                                                                  $    122,915.85

     7.  SPREAD ACCOUNT
            a.  The Specified Spread Account Balance with respect to such Distribution Date  and the Spread Account balance on the Distribution Date set forth above, after giving



                  effect to distributions made on such Distribution Date                                         $  750,000.00
            b.  The change in the Spread Account on the Distribution Date                                        $        0.00

      8.  POLICY
            a.  The amount paid to the Certificateholders under the Policy for such
                  Distribution Date                                                                              $        0.00
            b.  The amount distributable to the Certificate Insurer on such
                  Distribution Date                                                                              $   11,777.77

      9.  LOSSES AND DELIQUENCIES
            a.  The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
                  delinquent between 31 and 59 days                                                              $1,390,597.29
            b.  The number of Receivables and the aggragate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
                  deliquent between 60 days or more                                                              $  670,563.26

      10. DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
            a.  The amount of the distribution to Class R Certificateholder or the Distribution
                  Date set forth above                                                                           $  231,840.13

     Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548
(1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                 RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                                 15-JUN-96

COLLECTION PERIOD                                                 MAY-96



       Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.  Information Regarding the Current Monthly Distribution
     1.  CLASS A CERTIFICATES AND CLASS I CERTIFICATES
          a.  The aggregate amount of the distribution to Class A Certificateholders and Class I
                 Certificateholders on the Distribution Date set forth above                                     $ 1,688,768.71
          b.  The amount of the distribution set forth in paragraph A.1.(a) above in respect of
                 interest on the Class A Certtificate                                                            $   227,703.56
          c.  The amount of the distribution set forth in paragraph A.1.(a) above in respect  of
                 the Class I Certificates                                                                        $    28,266.65
          d.  The amount of the distribution set forth in paragraph A.1.(a) above in respect of
                 principal of Class A Certficates                                                                $ 1,241,536.85
          e.  The amount of the distribution set forth in paragraph A.1. (a) above,
                 per $1,000 interest                                                                             $        29.96
          f.  The amount of the distribution set forth in paragraph A.1. (b) above,
                 per $1,000 interest                                                                             $         4.55
          g.  The amount of the distribution set forth in paragraph A.1. (c) above,
                 per $1,000 interest                                                                             $         0.60
          h.  Schedule Payments due in such Collection Period                                                    $         0.00
          i.  Schedule Payments collected in such Collection Period                                              $   739,677.85

B.  Information Regarding the Performance of the Trust
     1.  POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
          a.  The aggregate Principal Balance of the Receivables as of the close of  business
                 on the last day of the preceding Collection Period                                              $47,111,081.67
          b.  The Certificate Balance as of the close of business on the Distribution Date set forth above, after giving effect to payments allocated to principal in
                  paragraph A.1.(d) above                                                                        $45,869,544.82
            c.  The Notional Balance as of the close of business on the Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to
                  payment allocated to principal in paragraph A.1.(d) above                                      $45,869,544.82
            d.  The Pool Factor with respect to the Class A Certificates as of the close of
                  business on the Distribution Date set forth above                                                   0.9173909
            e.  The Pool Factor with respect to the Class I Certificates as of the close of
                  business on the Distribution Date set forth above                                                   0.9173909

     2.  SERVICING FEE AND PURCHASED RECEIVABLES
            a.  The aggregate amount of the Servicing Fee paid to the Servicer with respect to
                  the Collection Period set forth above                                                          $   150,739.59
            b.  The amount of the payment set forth in paragraph B.2.(a) above per
                  $1,000 interest                                                                                $       150.74
            c.  The amount of any unpaid Servicing Fee                                                           $         0.00
            d.  The change in the amount of any unpaid Servicing Fee from the prior
                  Distribution Date                                                                              $         0.00
            e.  The number and aggregate Purchase Amount of Receivables that became
                  Purchased Receivables during the related Collection Period                                     $    28,782.38

     3.  PAYMENT SHORTFALLS
            a.  The amount of the Interest Carryover Shortfall after giving effect to the payments
                  set forth in paragraph A.1.(b) above                                                           $         0.00
            b.  The amount of the Principal Carryover Shortfall after giving effect to the
                  payment set forth in paragraph A.1.(c) above                                                   $         0.00

     4.  PAYAHEAD ACCOUNT
            a.  The aggregate Payahead Balance on the Distribution Date
                  set forth above                                                                                $   129,414.00
            b.  The change in the Payahead Balance from the prior
                  Distribution Date                                                                              $    21,004.00

     5.  PRE-FUNDING ACCOUNT
            a.  The amount on deposit in the Pre-Funding Account as of the close of business on
                  the Distribution Date set forth above                                                          $     4,202.11
            b.  The change in the amount on deposit in the Pre-Funding Account from the prior
                  Distribution Date                                                                              $         0.00

     6.  CAPITALIZED INTEREST ACCOUNT
            a.  The amount on deposit in the Capitalized Interest Account as of the close of
                  business on the Distribution Date set forth above                                              $   122,929.85
            b.  The change in the amount on deposit in the Capitalized Interest Account from
                  the prior Distribution Date                                                                    $   122,915.85

     7.  SPREAD ACCOUNT
            a.  The Specified Spread Account Balance with respect to such Distribution Date  and the Spread Account balance on the Distribution Date set forth above, after giving

                     effect to distributions made on such Distribution Date                                      $  750,000.00
               b.  The change in the Spread Account on the Distribution Date                                     $        0.00

      8.  POLICY
               a.  The amount paid to the Certificateholders under the Policy for such
                     Distribution Date                                                                           $        0.00
               b.  The amount distributable to the Certificate Insurer on such
                     Distribution Date                                                                           $   11,467.39

      9.  LOSSES AND DELIQUENCIES
               a.  The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
                     delinquent between 31 and 59 days                                                           $1,643,331.50
               b.  The number of Receivables and the aggragate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
                     deliquent between 60 days or more                                                           $  910,045.71

      10. DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
               a.  The amount of the distribution to Class R Certificateholder or the Distribution
                     Date set forth above                                                                        $  191,261.65

      Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548
(1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                 RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                              15-JUL-96

COLLECTION PERIOD                                              JUN-96


         Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Current Monthly Distribution
   1. CLASS A CERTIFICATES AND CLASS I CERTIFICATES
      a. The aggregate amount of the distribution to Class A Certificateholders and Class I
          Certificateholders on the Distribution Date set forth above                                              $ 1,545,542.09
      b. The amount of the distribution set forth in paragraph A.1.(a) above in respect of
          interest on the Class A Certtificate                                                                     $   221,702.80
      c. The amount of the distribution set forth in paragraph A.1.(a) above in respect  of
          the Class I Certificates                                                                                 $    27,521.73
      d. The amount of the distribution set forth in paragraph A.1.(a) above in respect of
          principal of Class A Certficates                                                                         $ 1,194,049.12
      e. The amount of the distribution set forth in paragraph A.1.(a) above,
          per $1,000 interest                                                                                      $        28.92
      f. The amount of the distribution set forth in paragraph A.1.(b) above,
          per $1,000 interest                                                                                      $         4.43
      g. The amount of the distribution set forth in paragraph A.1.(c) above,
          per $1,000 interest                                                                                      $         0.60
      h. Schedule Payments due in such Collection Period                                                           $         0.00
      i. Schedule Payments collected in such Collection Period                                                     $   705,275.11


B. Information Regarding the Performance of the Trust
   1. POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
       a. The aggregate Principal Balance of the Receivables as of the close of  business
           on the last day of the preceding Collection Period                                                      $45,869,544.82
       b. The Certificate Balance as of the close of business on the Distribution Date set forth above, after giving effect to payments allocated to principal in




                                                          RELIABLE/JULY96-Page 1

           paragraph A.1.(d) above                                                                                 $44,675,495.70
       c. The Notional Balance as of the close of business on the Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to
           payment allocated to principal in paragraph A.1.(d) above                                               $44,675,495.70
       d. The Pool Factor with respect to the Class A Certificates as of the close of
           business on the Distribution Date set forth above                                                            0.8935099
       e. The Pool Factor with respect to the Class I Certificates as of the close of
           business on the Distribution Date set forth above                                                            0.8935099

   2. SERVICING FEE AND PURCHASED RECEIVABLES
       a. The aggregate amount of the Servicing Fee paid to the Servicer with respect to
            the Collection Period set forth above                                                                  $   146,677.35
       b. The amount of the payment set forth in paragraph B.2.(a) above per
           $1,000 interest                                                                                         $       146.68
       c. The amount of any unpaid Servicing Fee                                                                   $         0.00
       d. The change in the amount of any unpaid Servicing Fee from the prior
           Distribution Date                                                                                       $         0.00
       e. The number and aggregate Purchase Amount of Receivables that became
           Purchased Receivables during the related Collection Period                                              $       218.53

   3. PAYMENT SHORTFALLS
       a. The amount of the Interest Carryover Shortfall after giving effect to the payments
           set forth in paragraph A.1.(b) above                                                                    $         0.00
       b. The amount of the Principal Carryover Shortfall after giving effect to the
           payment set forth in paragraph A.1.(c) above                                                            $         0.00

   4. PAYAHEAD ACCOUNT
       a. The aggregate Payahead Balance on the Distribution Date
           set forth above                                                                                         $   118,954.00
       b. The change in the Payahead Balance from the prior
           Distribution Date                                                                                       $   (10,460.00)

   5. PRE-FUNDING ACCOUNT
        a. The amount on deposit in the Pre-Funding Account as of the close of business on
            the Distribution Date set forth above                                                                  $     4,202.11
        b. The change in the amount on deposit in the Pre-Funding Account from the prior
            Distribution Date                                                                                      $         0.00

   6. CAPITALIZED INTEREST ACCOUNT
        a. The amount on deposit in the Capitalized Interest Account as of the close of
            business on the Distribution Date set forth above                                                      $   122,929.85
        b. The change in the amount on deposit in the Capitalized Interest Account from
            the prior Distribution Date                                                                            $   122,915.85

   7. SPREAD ACCOUNT
        a. The Specified Spread Account Balance with respect to such Distribution Date  and the Spread Account balance on the Distribution Date set forth above, after giving
             effect to distributions made on such Distribution Date                                                $   750,000.00




                                                          RELIABLE/JULY96-Page 2


        b. The change in the Spread Account on the Distribution Date                                               $         0.00

   8. POLICY
        a. The amount paid to the Certificateholders under the Policy for such
            Distribution Date                                                                                      $         0.00
        b. The amount distributable to the Certificate Insurer on such
            Distribution Date                                                                                      $    11,168.87

   9. LOSSES AND DELIQUENCIES
        a. The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
            delinquent between 31 and 59 days                                                                      $ 1,867,865.95
        b. The number of Receivables and the aggragate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
            deliquent between 60 days or more                                                                      $ 1,027,764.25

   10. DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
         a. The amount of the distribution to Class R Certificateholder or the Distribution
             Date set forth above                                                                                  $   102,268.44

         Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548 (1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in
Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate. ::




                                                          RELIABLE/JULY96-Page 3

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                 RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                              15-AUG-96

COLLECTION PERIOD                                              JUL-96


         Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Current Monthly Distribution
   1. CLASS A CERTIFICATES AND CLASS I CERTIFICATES
      a. The aggregate amount of the distribution to Class A Certificateholders and Class I
          Certificateholders on the Distribution Date set forth above                                               $ 1,628,142.73
      b. The amount of the distribution set forth in paragraph A.1.(a) above in respect of
          interest on the Class A Certtificate                                                                      $   215,931.56
      c. The amount of the distribution set forth in paragraph A.1.(a) above in respect  of
          the Class I Certificates                                                                                  $    26,805.30
      d. The amount of the distribution set forth in paragraph A.1.(a) above in respect of
          principal of Class A Certficates                                                                          $ 1,213,771.76
      e. The amount of the distribution set forth in paragraph A.1. (a) above,
          per $1,000 interest                                                                                       $        29.19
      f. The amount of the distribution set forth in paragraph A.1. (b) above,
          per $1,000 interest                                                                                       $         4.32
      g. The amount of the distribution set forth in paragraph A.1. (c) above,
          per $1,000 interest                                                                                       $         0.60
      h. Schedule Payments due in such Collection Period                                                            $         0.00
      i.  Schedule Payments collected in such Collection Period                                                     $   743,916.82

B. Information Regarding the Performance of the Trust
   1. POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
       a. The aggregate Principal Balance of the Receivables as of the close of  business
           on the last day of the preceding Collection Period                                                       $44,675,495.70
       b. The Certificate Balance as of the close of business on the Distribution Date set forth above, after giving effect to payments allocated to principal in




                                                           RELIABLE/AUG96-Page 1

           paragraph A.1.(d) above                                                                                  $43,461,723.94
       c. The Notional Balance as of the close of business on the Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to
           payment allocated to principal in paragraph A.1.(d) above                                                $43,461,723.94
       d. The Pool Factor with respect to the Class A Certificates as of the close of
           business on the Distribution Date set forth above                                                             0.8692345
       e. The Pool Factor with respect to the Class I Certificates as of the close of
           business on the Distribution Date set forth above                                                             0.8692345

   2. SERVICING FEE AND PURCHASED RECEIVABLES
       a. The aggregate amount of the Servicing Fee paid to the Servicer with respect to
           the Collection Period set forth above                                                                    $   144,897.19
       b. The amount of the payment set forth in paragraph B.2.(a) above per
           $1,000 interest                                                                                          $       144.90
       c. The amount of any unpaid Servicing Fee                                                                    $         0.00
       d. The change in the amount of any unpaid Servicing Fee from the prior
           Distribution Date                                                                                        $         0.00
       e. The number and aggregate Purchase Amount of Receivables that became
           Purchased Receivables during the related Collection Period                                               $         0.00

   3. PAYMENT SHORTFALLS
       a. The amount of the Interest Carryover Shortfall after giving effect to the payments
           set forth in paragraph A.1.(b) above                                                                     $         0.00
       b. The amount of the Principal Carryover Shortfall after giving effect to the
           payment set forth in paragraph A.1.(c) above                                                             $         0.00

   4. PAYAHEAD ACCOUNT
       a. The aggregate Payahead Balance on the Distribution Date
           set forth above                                                                                          $   145,415.00
       b. The change in the Payahead Balance from the prior
           Distribution Date                                                                                        $    26,461.00

   5. PRE-FUNDING ACCOUNT
       a. The amount on deposit in the Pre-Funding Account as of the close of business on
           the Distribution Date set forth above                                                                    $     4,202.11
       b. The change in the amount on deposit in the Pre-Funding Account from the prior
           Distribution Date                                                                                        $         0.00

   6. CAPITALIZED INTEREST ACCOUNT
        a. The amount on deposit in the Capitalized Interest Account as of the close of
            business on the Distribution Date set forth above                                                       $   122,929.85
        b. The change in the amount on deposit in the Capitalized Interest Account from
            the prior Distribution Date                                                                             $   122,915.85

   7. SPREAD ACCOUNT
        a. The Specified Spread Account Balance with respect to such Distribution Date  and the Spread Account balance on the Distribution Date set forth above, after giving
            effect to distributions made on such Distribution Date                                                  $   750,000.00




                                                           RELIABLE/AUG96-Page 2

        b. The change in the Spread Account on the Distribution Date                                                $         0.00

   8. POLICY
        a. The amount paid to the Certificateholders under the Policy for such
            Distribution Date                                                                                       $         0.00
        b. The amount distributable to the Certificate Insurer on such
            Distribution Date                                                                                       $    10,865.43

   9. LOSSES AND DELIQUENCIES
        a. The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
            delinquent between 31 and 59 days                                                                       $ 2,040,595.97
        b. The number of Receivables and the aggragate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
            deliquent between 60 days or more                                                                       $ 1,297,066.88

   10. DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
         a. The amount of the distribution to Class R Certificateholder or the Distribution
             Date set forth above                                                                                   $   171,634.11

         Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548 (1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in
Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.




                                                           RELIABLE/AUG96-Page 3

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                 RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                              15-SEP-96

COLLECTION PERIOD                                              AUG-96



         Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Current Monthly Distribution
   1. CLASS A CERTIFICATES AND CLASS I CERTIFICATES
      a. The aggregate amount of the distribution to Class A Certificateholders and Class I
          Certificateholders on the Distribution Date set forth above                                              $ 1,846,624.04
      b. The amount of the distribution set forth in paragraph A.1.(a) above in respect of
          interest on the Class A Certtificate                                                                     $   210,065.00
      c. The amount of the distribution set forth in paragraph A.1.(a) above in respect  of
          the Class I Certificates                                                                                 $    26,077.03
      d. The amount of the distribution set forth in paragraph A.1.(a) above in respect of
          principal of Class A Certficates                                                                         $ 1,610,482.01
      e. The amount of the distribution set forth in paragraph A.1. (a) above,
          per $1,000 interest                                                                                      $        37.01
      f. The amount of the distribution set forth in paragraph A.1. (b) above,
          per $1,000 interest                                                                                      $         4.20
      g. The amount of the distribution set forth in paragraph A.1. (c) above,
          per $1,000 interest                                                                                      $         0.60
      h. Schedule Payments due in such Collection Period                                                           $         0.00
      i. Schedule Payments collected in such Collection Period                                                     $   740,824.68

B. Information Regarding the Performance of the Trust
   1. POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
       a. The aggregate Principal Balance of the Receivables as of the close of  business
           on the last day of the preceding Collection Period                                                      $43,461,723.94
       b. The Certificate Balance as of the close of business on the Distribution Date set




                                                          RELIABLE/SEPT96-Page 1

           forth above, after giving effect to payments allocated to principal in
           paragraph A.1.(d) above                                                                                 $41,851,241.93
       c. The Notional Balance as of the close of business on the Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to
           payment allocated to principal in paragraph A.1.(d) above                                               $41,851,241.93
       d. The Pool Factor with respect to the Class A Certificates as of the close of
           business on the Distribution Date set forth above                                                            0.8370248
       e. The Pool Factor with respect to the Class I Certificates as of the close of
           business on the Distribution Date set forth above                                                            0.8370248

   2. SERVICING FEE AND PURCHASED RECEIVABLES
       a. The aggregate amount of the Servicing Fee paid to the Servicer with respect to
           the Collection Period set forth above                                                                   $   140,902.82
       b. The amount of the payment set forth in paragraph B.2.(a) above per
           $1,000 interest                                                                                         $       140.90
       c. The amount of any unpaid Servicing Fee                                                                   $         0.00
       d. The change in the amount of any unpaid Servicing Fee from the prior
           Distribution Date                                                                                       $         0.00
       e. The number and aggregate Purchase Amount of Receivables that became
           Purchased Receivables during the related Collection Period                                              $         0.00

   3. PAYMENT SHORTFALLS
       a. The amount of the Interest Carryover Shortfall after giving effect to the payments
           set forth in paragraph A.1.(b) above                                                                    $         0.00
       b. The amount of the Principal Carryover Shortfall after giving effect to the
           payment set forth in paragraph A.1.(c) above                                                            $         0.00

   4. PAYAHEAD ACCOUNT
       a. The aggregate Payahead Balance on the Distribution Date
           set forth above                                                                                         $   137,153.00
       b. The change in the Payahead Balance from the prior
           Distribution Date                                                                                       $    (8,262.00)

   5. PRE-FUNDING ACCOUNT
        a. The amount on deposit in the Pre-Funding Account as of the close of business on
            the Distribution Date set forth above                                                                  $     4,202.11
        b. The change in the amount on deposit in the Pre-Funding Account from the prior
            Distribution Date                                                                                      $         0.00

   6. CAPITALIZED INTEREST ACCOUNT
        a. The amount on deposit in the Capitalized Interest Account as of the close of
            business on the Distribution Date set forth above                                                      $        30.00
        b. The change in the amount on deposit in the Capitalized Interest Account from
            the prior Distribution Date                                                                            $         0.00

   7. SPREAD ACCOUNT
        a. The Specified Spread Account Balance with respect to such Distribution Date  and the Spread Account balance on the Distribution Date set forth above, after giving




                                                          RELIABLE/SEPT96-Page 2

            effect to distributions made on such Distribution Date                                                 $ 1,565,003.02
        b. The change in the Spread Account on the Distribution Date                                               $   (25,539.21)

   8. POLICY
        a. The amount paid to the Certificateholders under the Policy for such
            Distribution Date                                                                                      $         0.00
        b. The amount distributable to the Certificate Insurer on such
            Distribution Date                                                                                      $    10,462.81

   9. LOSSES AND DELIQUENCIES
        a. The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
            delinquent between 31 and 59 days                                                                      $ 1,506,476.48
        b. The number of Receivables and the aggragate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
            deliquent between 60 days or more                                                                      $ 1,605,844.01

   10. DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
         a. The amount of the distribution to Class R Certificateholder or the Distribution
             Date set forth above                                                                                  $        (0.00)

         Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548 (1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in
Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.




                                                          RELIABLE/SEPT96-Page 3

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                 RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                              15-OCT-96

COLLECTION PERIOD                                              SEP-96



         Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Current Monthly Distribution
   1. CLASS A CERTIFICATES AND CLASS I CERTIFICATES
      a. The aggregate amount of the distribution to Class A Certificateholders and Class I
          Certificateholders on the Distribution Date set forth above                                              $ 1,635,329.31
      b. The amount of the distribution set forth in paragraph A.1.(a) above in respect of
          interest on the Class A Certtificate                                                                     $   202,281.00
      c. The amount of the distribution set forth in paragraph A.1.(a) above in respect  of
          the Class I Certificates                                                                                 $    25,110.75
      d. The amount of the distribution set forth in paragraph A.1.(a) above in respect of
          principal of Class A Certficates                                                                         $ 1,407,937.56
      e. The amount of the distribution set forth in paragraph A.1. (a) above,
          per $1,000 interest                                                                                      $        32.80
      f. The amount of the distribution set forth in paragraph A.1. (b) above,
          per $1,000 interest                                                                                      $         4.05
      g. The amount of the distribution set forth in paragraph A.1. (c) above,
          per $1,000 interest                                                                                      $         0.60
      h. Schedule Payments due in such Collection Period                                                           $         0.00
      i. Schedule Payments collected in such Collection Period                                                     $   699,248.15

B. Information Regarding the Performance of the Trust
   1. POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
       a. The aggregate Principal Balance of the Receivables as of the close of  business
           on the last day of the preceding Collection Period                                                      $41,851,241.93
       b. The Certificate Balance as of the close of business on the Distribution Date set




                                                           RELIABLE/OCT96-Page 1

           forth above, after giving effect to payments allocated to principal in
           paragraph A.1.(d) above                                                                                 $40,443,304.37
       c. The Notional Balance as of the close of business on the Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to
           payment allocated to principal in paragraph A.1.(d) above                                               $40,443,304.37
       d. The Pool Factor with respect to the Class A Certificates as of the close of
           business on the Distribution Date set forth above                                                            0.8088661
       e. The Pool Factor with respect to the Class I Certificates as of the close of
           business on the Distribution Date set forth above                                                            0.8088661

   2. SERVICING FEE AND PURCHASED RECEIVABLES
       a. The aggregate amount of the Servicing Fee paid to the Servicer with respect to
           the Collection Period set forth above                                                                   $   136,278.61
       b. The amount of the payment set forth in paragraph B.2.(a) above per
           $1,000 interest                                                                                         $       136.28
       c. The amount of any unpaid Servicing Fee                                                                   $         0.00
       d. The change in the amount of any unpaid Servicing Fee from the prior
           Distribution Date                                                                                       $         0.00
       e. The number and aggregate Purchase Amount of Receivables that became
           Purchased Receivables during the related Collection Period                                              $         0.00

   3. PAYMENT SHORTFALLS
       a. The amount of the Interest Carryover Shortfall after giving effect to the payments
           set forth in paragraph A.1.(b) above                                                                    $         0.00
       b. The amount of the Principal Carryover Shortfall after giving effect to the
           payment set forth in paragraph A.1.(c) above                                                            $         0.00

   4. PAYAHEAD ACCOUNT
       a. The aggregate Payahead Balance on the Distribution Date
           set forth above                                                                                         $   137,153.00
       b. The change in the Payahead Balance from the prior
           Distribution Date                                                                                       $   (13,732.00)

   5. PRE-FUNDING ACCOUNT
        a. The amount on deposit in the Pre-Funding Account as of the close of business on
            the Distribution Date set forth above                                                                  $     4,202.11
        b. The change in the amount on deposit in the Pre-Funding Account from the prior
            Distribution Date                                                                                      $         0.00

   6. CAPITALIZED INTEREST ACCOUNT
        a. The amount on deposit in the Capitalized Interest Account as of the close of
            business on the Distribution Date set forth above                                                      $        30.00
        b. The change in the amount on deposit in the Capitalized Interest Account from
            the prior Distribution Date                                                                            $         0.00

   7. SPREAD ACCOUNT
        a. The Specified Spread Account Balance with respect to such Distribution Date  and the Spread Account balance on the Distribution Date set forth above, after giving




                                                           RELIABLE/OCT96-Page 2

            effect to distributions made on such Distribution Date                                                 $ 1,686,600.22
        b. The change in the Spread Account on the Distribution Date                                               $   118,398.55

   8. POLICY
        a. The amount paid to the Certificateholders under the Policy for such
            Distribution Date                                                                                      $         0.00
        b. The amount distributable to the Certificate Insurer on such
            Distribution Date                                                                                      $    10,110.83

   9. LOSSES AND DELIQUENCIES
        a. The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
            delinquent between 31 and 59 days                                                                      $ 2,465,773.18
        b. The number of Receivables and the aggragate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
            deliquent between 60 days or more                                                                      $ 1,449,944.53

   10. DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
         a. The amount of the distribution to Class R Certificateholder or the Distribution
             Date set forth above                                                                                  $   118,398.55

         Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548 (1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in
Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.



                                                           RELIABLE/OCT96-Page 3

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                 RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                              15-NOV-96

COLLECTION PERIOD                                              OCT-96



         Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Current Monthly Distribution
   1. CLASS A CERTIFICATES AND CLASS I CERTIFICATES
      a. The aggregate amount of the distribution to Class A Certificateholders and Class I
          Certificateholders on the Distribution Date set forth above                                               $ 1,955,006.43
      b. The amount of the distribution set forth in paragraph A.1.(a) above in respect of
          interest on the Class A Certtificate                                                                      $   195,475.97
      c. The amount of the distribution set forth in paragraph A.1.(a) above in respect  of
          the Class I Certificates                                                                                  $    24,265.98
      d. The amount of the distribution set forth in paragraph A.1.(a) above in respect of
          principal of Class A Certficates                                                                          $ 1,735,264.48
      e. The amount of the distribution set forth in paragraph A.1. (a) above,
          per $1,000 interest                                                                                       $        39.21
      f. The amount of the distribution set forth in paragraph A.1. (b) above,
          per $1,000 interest                                                                                       $         3.91
      g. The amount of the distribution set forth in paragraph A.1. (c) above,
          per $1,000 interest                                                                                       $         0.60
      h. Schedule Payments due in such Collection Period                                                            $         0.00
      i. Schedule Payments collected in such Collection Period                                                      $   742,305.24

B. Information Regarding the Performance of the Trust
   1. POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
       a. The aggregate Principal Balance of the Receivables as of the close of  business
           on the last day of the preceding Collection Period                                                       $40,443,304.37
       b. The Certificate Balance as of the close of business on the Distribution Date set




                                                           RELIABLE/NOV96-Page 1

           forth above, after giving effect to payments allocated to principal in
           paragraph A.1.(d) above                                                                                  $38,708,039.89
       c. The Notional Balance as of the close of business on the Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to
           payment allocated to principal in paragraph A.1.(d) above                                                $38,708,039.89
       d. The Pool Factor with respect to the Class A Certificates as of the close of
           business on the Distribution Date set forth above                                                             0.7741608
       e. The Pool Factor with respect to the Class I Certificates as of the close of
           business on the Distribution Date set forth above                                                             0.7741608

   2. SERVICING FEE AND PURCHASED RECEIVABLES
       a. The aggregate amount of the Servicing Fee paid to the Servicer with respect to
           the Collection Period set forth above                                                                    $   136,188.91
       b. The amount of the payment set forth in paragraph B.2.(a) above per
           $1,000 interest                                                                                          $       136.19
       c. The amount of any unpaid Servicing Fee                                                                    $         0.00
       d. The change in the amount of any unpaid Servicing Fee from the prior
           Distribution Date                                                                                        $         0.00
       e. The number and aggregate Purchase Amount of Receivables that became
           Purchased Receivables during the related Collection Period                                               $       322.33

   3. PAYMENT SHORTFALLS
       a. The amount of the Interest Carryover Shortfall after giving effect to the payments
           set forth in paragraph A.1.(b) above                                                                     $         0.00
       b. The amount of the Principal Carryover Shortfall after giving effect to the
           payment set forth in paragraph A.1.(c) above                                                             $         0.00

   4. PAYAHEAD ACCOUNT
       a. The aggregate Payahead Balance on the Distribution Date
           set forth above                                                                                          $   136,376.28
       b. The change in the Payahead Balance from the prior
           Distribution Date                                                                                        $    12,413.00

   5. PRE-FUNDING ACCOUNT
        a. The amount on deposit in the Pre-Funding Account as of the close of business on
            the Distribution Date set forth above                                                                   $     4,202.11
        b. The change in the amount on deposit in the Pre-Funding Account from the prior
            Distribution Date                                                                                       $         0.00

   6. CAPITALIZED INTEREST ACCOUNT
        a. The amount on deposit in the Capitalized Interest Account as of the close of
            business on the Distribution Date set forth above                                                       $        30.00
        b. The change in the amount on deposit in the Capitalized Interest Account from
            the prior Distribution Date                                                                             $         0.00

   7. SPREAD ACCOUNT
        a. The Specified Spread Account Balance with respect to such Distribution Date  and the Spread Account balance on the Distribution Date set forth above, after giving




                                                           RELIABLE/NOV96-Page 2

            effect to distributions made on such Distribution Date                                                  $ 1,800,678.03
        b. The change in the Spread Account on the Distribution Date                                                $   114,286.81

   8. POLICY
        a. The amount paid to the Certificateholders under the Policy for such
            Distribution Date                                                                                       $         0.00
        b. The amount distributable to the Certificate Insurer on such
            Distribution Date                                                                                       $     9,677.01

   9. LOSSES AND DELIQUENCIES
        a. The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
            delinquent between 31 and 59 days                                                                       $ 2,202,187.85
        b. The number of Receivables and the aggragate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
            deliquent between 60 days or more                                                                       $ 1,313,966.32

   10. DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
         a. The amount of the distribution to Class R Certificateholder or the Distribution
             Date set forth above                                                                                   $   114,286.81

         Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548 (1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in
Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.




                                                           RELIABLE/NOV96-Page 3

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                 RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                              15-DEC-96

COLLECTION PERIOD                                              NOV-96



         Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Current Monthly Distribution
   1. CLASS A CERTIFICATES AND CLASS I CERTIFICATES
      a. The aggregate amount of the distribution to Class A Certificateholders and Class I
          Certificateholders on the Distribution Date set forth above                                              $ 1,509,832.88
      b. The amount of the distribution set forth in paragraph A.1.(a) above in respect of
          interest on the Class A Certtificate                                                                     $   187,088.86
      c. The amount of the distribution set forth in paragraph A.1.(a) above in respect  of
          the Class I Certificates                                                                                 $    23,224.82
      d. The amount of the distribution set forth in paragraph A.1.(a) above in respect of
          principal of Class A Certficates                                                                         $ 1,299,519.20
      e. The amount of the distribution set forth in paragraph A.1. (a) above,
          per $1,000 interest                                                                                      $        30.33
      f. The amount of the distribution set forth in paragraph A.1. (b) above,
          per $1,000 interest                                                                                      $         3.74
      g. The amount of the distribution set forth in paragraph A.1. (c) above,
          per $1,000 interest                                                                                      $         0.60
      h. Schedule Payments due in such Collection Period                                                           $         0.00
      i. Schedule Payments collected in such Collection Period                                                     $   690,228.77

B. Information Regarding the Performance of the Trust
   1. POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
       a. The aggregate Principal Balance of the Receivables as of the close of  business
           on the last day of the preceding Collection Period                                                      $38,708,039.89
       b. The Certificate Balance as of the close of business on the Distribution Date set




                                                           RELIABLE/DEC96-Page 1

           forth above, after giving effect to payments allocated to principal in
           paragraph A.1.(d) above                                                                                 $37,408,520.69
       c. The Notional Balance as of the close of business on the Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to
           payment allocated to principal in paragraph A.1.(d) above                                               $37,408,520.69
       d. The Pool Factor with respect to the Class A Certificates as of the close of
           business on the Distribution Date set forth above                                                            0.7481704
       e. The Pool Factor with respect to the Class I Certificates as of the close of
           business on the Distribution Date set forth above                                                            0.7481704

   2. SERVICING FEE AND PURCHASED RECEIVABLES
       a. The aggregate amount of the Servicing Fee paid to the Servicer with respect to
           the Collection Period set forth above                                                                   $   126,422.76
       b. The amount of the payment set forth in paragraph B.2.(a) above per
           $1,000 interest                                                                                         $       126.42
       c. The amount of any unpaid Servicing Fee                                                                   $         0.00
       d. The change in the amount of any unpaid Servicing Fee from the prior
           Distribution Date                                                                                       $         0.00
       e. The number and aggregate Purchase Amount of Receivables that became
           Purchased Receivables during the related Collection Period                                              $         0.00

   3. PAYMENT SHORTFALLS
       a. The amount of the Interest Carryover Shortfall after giving effect to the payments
           set forth in paragraph A.1.(b) above                                                                    $         0.00
       b. The amount of the Principal Carryover Shortfall after giving effect to the
           payment set forth in paragraph A.1.(c) above                                                            $         0.00

   4. PAYAHEAD ACCOUNT
       a. The aggregate Payahead Balance on the Distribution Date
           set forth above                                                                                         $   121,578.00
       b. The change in the Payahead Balance from the prior
           Distribution Date                                                                                       $   (14,256.00)

   5. PRE-FUNDING ACCOUNT
        a. The amount on deposit in the Pre-Funding Account as of the close of business on
            the Distribution Date set forth above                                                                  $     4,202.11
        b. The change in the amount on deposit in the Pre-Funding Account from the prior
            Distribution Date                                                                                      $         0.00

   6. CAPITALIZED INTEREST ACCOUNT
        a. The amount on deposit in the Capitalized Interest Account as of the close of
            business on the Distribution Date set forth above                                                      $        30.00
        b. The change in the amount on deposit in the Capitalized Interest Account from
            the prior Distribution Date                                                                            $         0.00

   7. SPREAD ACCOUNT
        a. The Specified Spread Account Balance with respect to such Distribution Date  and the Spread Account balance on the Distribution Date set forth above, after giving




                                                           RELIABLE/DEC96-Page 2

            effect to distributions made on such Distribution Date                                                 $ 1,938,612.48
        b. The change in the Spread Account on the Distribution Date                                               $   137,725.45

   8. POLICY
        a. The amount paid to the Certificateholders under the Policy for such
            Distribution Date                                                                                      $         0.00
        b. The amount distributable to the Certificate Insurer on such
            Distribution Date                                                                                      $     9,352.13

   9. LOSSES AND DELIQUENCIES
        a. The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
            delinquent between 31 and 59 days                                                                      $ 2,164,675.11
        b. The number of Receivables and the aggragate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
            deliquent between 60 days or more                                                                      $ 1,694,303.40

   10. DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
         a. The amount of the distribution to Class R Certificateholder or the Distribution
             Date set forth above                                                                                  $   137,725.45

         Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548 (1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in
Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.




                                                           RELIABLE/DEC96-Page 3

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                 RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                              15-JAN-97

COLLECTION PERIOD                                              DEC-96



       Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.  Information Regarding the Current Monthly Distribution
    1. CLASS A CERTIFICATES AND CLASS I CERTIFICATES
          a.  The aggregate amount of the distribution to Class A Certificateholders and Class I
                 Certificateholders on the Distribution Date set forth above                                      $ 1,621,254.08
          b.  The amount of the distribution set forth in paragraph A.1.(a) above in respect of
                 interest on the Class A Certtificate                                                             $   180,807.85
          c.  The amount of the distribution set forth in paragraph A.1.(a) above in respect  of
                 the Class I Certificates                                                                         $    22,445.11
          d.  The amount of the distribution set forth in paragraph A.1.(a) above in respect of
                 principal of Class A Certficates                                                                 $ 1,418,001.12
          e.  The amount of the distribution set forth in paragraph A.1. (a) above,
                 per $1,000 interest                                                                              $        32.58
          f.  The amount of the distribution set forth in paragraph A.1. (b) above,
                 per $1,000 interest                                                                              $         3.62
          g.  The amount of the distribution set forth in paragraph A.1. (c) above,
                 per $1,000 interest                                                                              $         0.60
          h.  Schedule Payments due in such Collection Period                                                     $         0.00
          i.  Schedule Payments collected in such Collection Period                                               $   772,774.96

B.  Information Regarding the Performance of the Trust
    1. POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
          a.  The aggregate Principal Balance of the Receivables as of the close of  business
                 on the last day of the preceding Collection Period                                               $37,408,520.69
          b.  The Certificate Balance as of the close of business on the Distribution Date set forth above, after giving effect to payments allocated to principal in
                  paragraph A.1.(d) above                                                                     $35,990,519.57
            c.  The Notional Balance as of the close of business on the Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to
                  payment allocated to principal in paragraph A.1.(d) above                                   $35,990,519.57
            d.  The Pool Factor with respect to the Class A Certificates as of the close of
                  business on the Distribution Date set forth above                                                0.7198104
            e.  The Pool Factor with respect to the Class I Certificates as of the close of
                  business on the Distribution Date set forth above                                                0.7198104

     2.  SERVICING FEE AND PURCHASED RECEIVABLES
            a.  The aggregate amount of the Servicing Fee paid to the Servicer with respect to
                  the Collection Period set forth above                                                       $   126,679.76
            b.  The amount of the payment set forth in paragraph B.2.(a) above per
                  $1,000 interest                                                                             $       126.68
            c.  The amount of any unpaid Servicing Fee                                                        $         0.00
            d.  The change in the amount of any unpaid Servicing Fee from the prior
                  Distribution Date                                                                           $         0.00
            e.  The number and aggregate Purchase Amount of Receivables that became
                  Purchased Receivables during the related Collection Period                                  $         0.00

     3.  PAYMENT SHORTFALLS
            a.  The amount of the Interest Carryover Shortfall after giving effect to the payments
                  set forth in paragraph A.1.(b) above                                                        $         0.00
            b.  The amount of the Principal Carryover Shortfall after giving effect to the
                  payment set forth in paragraph A.1.(c) above                                                $         0.00

     4.  PAYAHEAD ACCOUNT
            a.  The aggregate Payahead Balance on the Distribution Date
                  set forth above                                                                             $   149,095.00
            b.  The change in the Payahead Balance from the prior
                  Distribution Date                                                                           $    27,517.00

     5.  PRE-FUNDING ACCOUNT
            a.  The amount on deposit in the Pre-Funding Account as of the close of business on
                  the Distribution Date set forth above                                                       $         0.00
            b.  The change in the amount on deposit in the Pre-Funding Account from the prior
                  Distribution Date                                                                           $    (4,202.11)

     6.  CAPITALIZED INTEREST ACCOUNT
            a.  The amount on deposit in the Capitalized Interest Account as of the close of
                  business on the Distribution Date set forth above                                           $         0.00
            b.  The change in the amount on deposit in the Capitalized Interest Account from
                  the prior Distribution Date                                                                 $       (30.00)

     7.  SPREAD ACCOUNT
            a.  The Specified Spread Account Balance with respect to such Distribution Date  and the Spread Account balance on the Distribution Date set forth above, after giving


                      effect to distributions made on such Distribution Date                             $2,102,256.40
               b.  The change in the Spread Account on the Distribution Date                             $  183,643.92

      8.  POLICY
               a.  The amount paid to the Certificateholders under the Policy for such
                      Distribution Date                                                                  $        0.00
               b.  The amount distributable to the Certificate Insurer on such
                      Distribution Date                                                                  $    8,997.63

      9.  LOSSES AND DELIQUENCIES
               a.  The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
                      delinquent between 31 and 59 days                                                  $2,120,717.87
               b.  The number of Receivables and the aggragate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
                      deliquent between 60 days or more                                                  $1,161,659.95


      10. DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
               a.  The amount of the distribution to Class R Certificateholder or the Distribution
                      Date set forth above                                                               $  163,643.92

      Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548
(1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.

                     MONTHLY CERTIFICATEHOLDER STATEMENT
               RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                                      15-FEB-97

COLLECTION PERIOD                                                         JAN-97


       Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.  Information Regarding the Current Monthly Distribution
     1. CLASS A CERTIFICATES AND CLASS I CERTIFICATES
          a.  The aggregate amount of the distribution to Class A Certificateholders and Class I
                 Certificateholders on the Distribution Date set forth above                                 $1,599,505.79
          b.  The amount of the distribution set forth in paragraph A.1.(a) above in respect of
                 interest on the Class A Certtificate                                                        $  173,954.18
          c.  The amount of the distribution set forth in paragraph A.1.(a) above in respect  of
                 the Class I Certificates                                                                    $   21,594.31
          d.  The amount of the distribution set forth in paragraph A.1.(a) above in respect of
                 principal of Class A Certficates                                                            $1,403,957.30
          e.  The amount of the distribution set forth in paragraph A.1. (a) above,
                 per $1,000 interest                                                                         $       32.16
          f.  The amount of the distribution set forth in paragraph A.1. (b) above,
                 per $1,000 interest                                                                         $        3.48
          g.  The amount of the distribution set forth in paragraph A.1. (c) above,
                 per $1,000 interest                                                                         $        0.60
          h.  Schedule Payments due in such Collection Period                                                $        0.00
          i.  Schedule Payments collected in such Collection Period                                          $  741,252.22

B.  Information Regarding the Performance of the Trust
     1.  POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
          a.  The aggregate Principal Balance of the Receivables as of the close of  business
                on the last day of the preceding Collection Period                                          $35,990,519.57
          b.  The Certificate Balance as of the close of business on the Distribution Date set forth above, after giving effect to payments allocated to principal in

                  paragraph A.1.(d) above                                                                        $34,586,562.27
            c.  The Notional Balance as of the close of business on the Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to
                  payment allocated to principal in paragraph A.1.(d) above                                      $34,586,562.27
            d.  The Pool Factor with respect to the Class A Certificates as of the close of
                  business on the Distribution Date set forth above                                                   0.6917312
            e.  The Pool Factor with respect to the Class I Certificates as of the close of
                  business on the Distribution Date set forth above                                                   0.6917312

     2. SERVICING FEE AND PURCHASED RECEIVABLES
            a.  The aggregate amount of the Servicing Fee paid to the Servicer with respect to
                  the Collection Period set forth above                                                          $   122,508.04
            b.  The amount of the payment set forth in paragraph B.2.(a) above per
                  $1,000 interest                                                                                $       122.51
            c.  The amount of any unpaid Servicing Fee                                                           $         0.00
            d.  The change in the amount of any unpaid Servicing Fee from the prior
                  Distribution Date                                                                              $         0.00
            e.  The number and aggregate Purchase Amount of Receivables that became
                  Purchased Receivables during the related Collection Period                                     $       247.62

     3.  PAYMENT SHORTFALLS
            a.  The amount of the Interest Carryover Shortfall after giving effect to the payments
                  set forth in paragraph A.1.(b) above                                                           $         0.00
            b.  The amount of the Principal Carryover Shortfall after giving effect to the
                  payment set forth in paragraph A.1.(c) above                                                   $         0.00

     4.  PAYAHEAD ACCOUNT
            a.  The aggregate Payahead Balance on the Distribution Date
                  set forth above                                                                                $   170,208.00
            b.  The change in the Payahead Balance from the prior
                  Distribution Date                                                                              $    21,113.00

      5.  PRE-FUNDING ACCOUNT
            a.  The amount on deposit in the Pre-Funding Account as of the close of business on
                  the Distribution Date set forth above                                                          $         0.00
            b.  The change in the amount on deposit in the Pre-Funding Account from the prior
                  Distribution Date                                                                              $         0.00

      6.  CAPITALIZED INTEREST ACCOUNT
            a.  The amount on deposit in the Capitalized Interest Account as of the close of
                  business on the Distribution Date set forth above                                              $         0.00
            b.  The change in the amount on deposit in the Capitalized Interest Account from
                  the prior Distribution Date                                                                    $         0.00

      7.  SPREAD ACCOUNT
            a.  The Specified Spread Account Balance with respect to such Distribution Date  and the Spread Account balance on the Distribution Date set forth above, after giving
                  effect to distributions made on such Distribution Date                                         $ 1,210,529.68

               b.  The change in the Spread Account on the Distribution Date                                     $ (250,827.86)

      8.  POLICY
               a.  The amount paid to the Certificateholders under the Policy for such
                      Distribution Date                                                                          $        0.00
               b.  The amount distributable to the Certificate Insurer on such
                      Distribution Date                                                                          $    8,646.64

      9.  LOSSES AND DELIQUENCIES
               a.  The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
                      delinquent between 31 and 59 days                                                          $1,568,532.91
               b.  The number of Receivables and the aggragate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
                      deliquent between 60 days or more                                                          $1,063,707.75

      10.  DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
               a.  The amount of the distribution to Class R Certificateholder or the Distribution
                      Date set forth above                                                                       $  176,366.88

      Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548
(1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.

                     MONTHLY CERTIFICATEHOLDER STATEMENT
                RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                                      15-MAR-97

COLLECTION PERIOD                                                         FEB-97


       Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.  Information Regarding the Current Monthly Distribution
     1. CLASS A CERTIFICATES AND CLASS I CERTIFICATES
          a.  The aggregate amount of the distribution to Class A Certificateholders and Class I
                 Certificateholders on the Distribution Date set forth above                               $ 1,477,373.65
          b.  The amount of the distribution set forth in paragraph A.1.(a) above in respect of
                 interest on the Class A Certtificate                                                      $   167,168.38
          c.  The amount of the distribution set forth in paragraph A.1.(a) above in respect  of
                 the Class I Certificates                                                                  $    20,751.94
          d.  The amount of the distribution set forth in paragraph A.1.(a) above in respect of
                 principal of Class A Certficates                                                          $ 1,289,453.33
          e.  The amount of the distribution set forth in paragraph A.1. (a) above,
                 per $1,000 interest                                                                       $        29.73
          f.  The amount of the distribution set forth in paragraph A.1. (b) above,
                 per $1,000 interest                                                                       $         3.34
          g.  The amount of the distribution set forth in paragraph A.1. (c) above,
                 per $1,000 interest                                                                       $         0.60
          h.  Schedule Payments due in such Collection Period                                              $         0.00
          i.  Schedule Payments collected in such Collection Period                                        $   679,637.42

B.  Information Regarding the Performance of the Trust
     1. POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
          a.  The aggregate Principal Balance of the Receivables as of the close of  business
                 on the last day of the preceding Collection Period                                        $34,586,562.27
          b.  The Certificate Balance as of the close of business on the Distribution Date set forth above, after giving effect to payments allocated to principal in
                 paragraph A.1.(d) above                                                                   $33,297,108.94

            c.  The Notional Balance as of the close of business on the Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to
                  payment allocated to principal in paragraph A.1.(d) above                                $33,297,108.94
            d.  The Pool Factor with respect to the Class A Certificates as of the close of
                  business on the Distribution Date set forth above                                             0.6659422
            e.  The Pool Factor with respect to the Class I Certificates as of the close of
                  business on the Distribution Date set forth above                                             0.6659422

     2.  SERVICING FEE AND PURCHASED RECEIVABLES
            a.  The aggregate amount of the Servicing Fee paid to the Servicer with respect to
                  the Collection Period set forth above                                                    $   118,279.79
            b.  The amount of the payment set forth in paragraph B.2.(a) above per
                  $1,000 interest                                                                          $       118.28
            c.  The amount of any unpaid Servicing Fee                                                     $         0.00
            d.  The change in the amount of any unpaid Servicing Fee from the prior
                  Distribution Date                                                                        $         0.00
            e.  The number and aggregate Purchase Amount of Receivables that became
                  Purchased Receivables during the related Collection Period                               $        80.05

     3.  PAYMENT SHORTFALLS
            a.  The amount of the Interest Carryover Shortfall after giving effect to the payments
                  set forth in paragraph A.1.(b) above                                                     $         0.00
            b.  The amount of the Principal Carryover Shortfall after giving effect to the
                  payment set forth in paragraph A.1.(c) above                                             $         0.00

     4.  PAYAHEAD ACCOUNT
            a.  The aggregate Payahead Balance on the Distribution Date
                  set forth above                                                                          $   174,309.00
            b.  The change in the Payahead Balance from the prior
                  Distribution Date                                                                        $     4,101.00

     5.  PRE-FUNDING ACCOUNT
            a.  The amount on deposit in the Pre-Funding Account as of the close of business on
                  the Distribution Date set forth above                                                    $         0.00
            b.  The change in the amount on deposit in the Pre-Funding Account from the prior
                  Distribution Date                                                                        $         0.00

     6.  CAPITALIZED INTEREST ACCOUNT
            a.  The amount on deposit in the Capitalized Interest Account as of the close of
                  business on the Distribution Date set forth above                                        $         0.00
            b.  The change in the amount on deposit in the Capitalized Interest Account from
                  the prior Distribution Date                                                              $         0.00

     7.  SPREAD ACCOUNT
            a.  The Specified Spread Account Balance with respect to such Distribution Date  and the Spread Account balance on the Distribution Date set forth above, after giving
                  effect to distributions made on such Distribution Date                                   $ 1,165,398.81

               b.  The change in the Spread Account on the Distribution Date                                $  (97,935.27)

      8.  POLICY
               a.  The amount paid to the Certificateholders under the Policy for such
                      Distribution Date                                                                     $        0.00
               b.  The amount distributable to the Certificate Insurer on such
                      Distribution Date                                                                     $    8,324.28

      9.  LOSSES AND DELIQUENCIES
               a.  The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
                      delinquent between 31 and 59 days                                                     $1,707,094.97
               b.  The number of Receivables and the aggragate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
                      deliquent between 60 days or more                                                     $  975,024.15

      10. DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
               a.  The amount of the distribution to Class R Certificateholder or the Distribution
                      Date set forth above                                                                  $   48,096.76

      Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548
(1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                 RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                                    15-APR-97

COLLECTION PERIOD                                                     MAR-97


       Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.  Information Regarding the Current Monthly Distribution
     1. CLASS A CERTIFICATES AND CLASS I CERTIFICATES
          a.  The aggregate amount of the distribution to Class A Certificateholders and Class I
                 Certificateholders on the Distribution Date set forth above                                 $ 1,556,511.54
          b.  The amount of the distribution set forth in paragraph A.1.(a) above in respect of
                 interest on the Class A Certtificate                                                        $   160,936.03
          c.  The amount of the distribution set forth in paragraph A.1.(a) above in respect  of
                 the Class I Certificates                                                                    $    19,978.27
          d.  The amount of the distribution set forth in paragraph A.1.(a) above in respect of
                 principal of Class A Certficates                                                            $ 1,375,597.25
          e.  The amount of the distribution set forth in paragraph A.1. (a) above,
                 per $1,000 interest                                                                         $        31.33
          f.  The amount of the distribution set forth in paragraph A.1. (b) above,
                 per $1,000 interest                                                                         $         3.22
          g.  The amount of the distribution set forth in paragraph A.1. (c) above,
                 per $1,000 interest                                                                         $         0.60
          h.  Schedule Payments due in such Collection Period                                                $         0.00
          i.  Schedule Payments collected in such Collection Period                                          $   741,142.71

B.  Information Regarding the Performance of the Trust
     1. POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
          a.  The aggregate Principal Balance of the Receivables as of the close of  business
                 on the last day of the preceding Collection Period                                          $33,297,108.94
          b.  The Certificate Balance as of the close of business on the Distribution Date set forth above, after giving effect to payments allocated to principal in


                  paragraph A.1.(d) above                                                                    $ 31,921,511.69
            c.  The Notional Balance as of the close of business on the Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to
                  payment allocated to principal in paragraph A.1.(d) above                                  $ 31,921,511.69
            d.  The Pool Factor with respect to the Class A Certificates as of the close of
                  business on the Distribution Date set forth above                                                0.6384302
            e.  The Pool Factor with respect to the Class I Certificates as of the close of
                  business on the Distribution Date set forth above                                                0.6384302

     2.  SERVICING FEE AND PURCHASED RECEIVABLES
            a.  The aggregate amount of the Servicing Fee paid to the Servicer with respect to
                  the Collection Period set forth above                                                      $    115,009.28
            b.  The amount of the payment set forth in paragraph B.2.(a) above per
                  $1,000 interest                                                                            $        115.01
            c.  The amount of any unpaid Servicing Fee                                                       $          0.00
            d.  The change in the amount of any unpaid Servicing Fee from the prior
                  Distribution Date                                                                          $          0.00
            e.  The number and aggregate Purchase Amount of Receivables that became
                  Purchased Receivables during the related Collection Period                                 $          0.00

     3.  PAYMENT SHORTFALLS
            a.  The amount of the Interest Carryover Shortfall after giving effect to the payments
                  set forth in paragraph A.1.(b) above                                                       $          0.00
            b.  The amount of the Principal Carryover Shortfall after giving effect to the
                  payment set forth in paragraph A.1.(c) above                                               $          0.00

     4.  PAYAHEAD ACCOUNT
            a.  The aggregate Payahead Balance on the Distribution Date
                  set forth above                                                                            $    159,077.00
            b.  The change in the Payahead Balance from the prior
                  Distribution Date                                                                              ($15,232.00)

     5.  PRE-FUNDING ACCOUNT
            a.  The amount on deposit in the Pre-Funding Account as of the close of business on
                  the Distribution Date set forth above                                                      $          0.00
            b.  The change in the amount on deposit in the Pre-Funding Account from the prior
                  Distribution Date                                                                          $          0.00

     6.  CAPITALIZED INTEREST ACCOUNT
            a.  The amount on deposit in the Capitalized Interest Account as of the close of
                  business on the Distribution Date set forth above                                          $          0.00
            b.  The change in the amount on deposit in the Capitalized Interest Account from
                  the prior Distribution Date                                                                $          0.00

     7.  SPREAD ACCOUNT
            a.  The Specified Spread Account Balance with respect to such Distribution Date  and the Spread Account balance on the Distribution Date set forth above, after giving
                  effect to distributions made on such Distribution Date                                     $  1,117,252.91

               b.  The change in the Spread Account on the Distribution Date                                ($173,629.35)

      8.  POLICY
               a.  The amount paid to the Certificateholders under the Policy for such
                      Distribution Date                                                                    $        0.00
               b.  The amount distributable to the Certificate Insurer on such
                      Distribution Date                                                                    $    7,980.38

      9.  LOSSES AND DELIQUENCIES
               a.  The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
                      delinquent between 31 and 59 days                                                    $1,372,247.74
               b.  The number of Receivables and the aggragate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are
                      deliquent between 60 days or more                                                    $  944,674.02

      10. DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
               a.  The amount of the distribution to Class R Certificateholder or the Distribution
                      Date set forth above                                                                 $  120,235.39


      Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548
(1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                 RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                                     15-MAY-97

COLLECTION PERIOD                                                        APR-97


       Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.  Information Regarding the Current Monthly Distribution
     1.   CLASS A CERTIFICATES AND CLASS I CERTIFICATES
          a.   The aggregate amount of the distribution to Class A
                Certificateholders and Class I Certificateholders on the
               Distribution Date set forth above                                 $ 1,371,703.79
          b.   The amount of the distribution set forth in paragraph A.1.(a)
                above in respect of interest on the Class A Certtificate         $   154,287.31
          c.   The amount of the distribution set forth in paragraph A.1.(a)
                above in respect of the Class I Certificates                     $    19,152.91
          d.   The amount of the distribution set forth in paragraph A.1.(a)
                above in respect of principal of Class A Certficates             $ 1,198,263.58
          e.   The amount of the distribution set forth in paragraph A.1. (a)
                above, per $1,000 interest                                       $        27.65
          f.   The amount of the distribution set forth in paragraph A.1. (b)
                above, per $1,000 interest                                       $         3.09
          g.   The amount of the distribution set forth in paragraph A.1. (c)
                above, per $1,000 interest                                       $         0.60
          h.   Schedule Payments due in such Collection Period                   $         0.00
          i.   Schedule Payments collected in such Collection Period             $   716,873.36

B.   Information Regarding the Performance of the Trust
     1.   POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
          a.   The aggregate Principal Balance of the Receivables as of the close of business on the last day of the preceding Collection
                Period                                                           $31,921,511.69
          b.   The Certificate Balance as of the close of business on the
                Distribution Date set forth above, after giving effect to
                payments allocated to principal in

                                                           RELIABLE/MAY97-Page 1

           paragraph A.1.(d) above                                                           $30,723,248.11
     c.   The Notional Balance as of the close of business on the
           Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to payment allocated to
           principal in paragraph A.1.(d) above                                              $30,723,248.11
     d.   The Pool Factor with respect to the Class A Certificates as of
           the close of business on the Distribution Date set forth above                         0.6144650
     e.   The Pool Factor with respect to the Class I Certificates as of
           the close of business on the Distribution Date set forth above                         0.6144650

2. SERVICING FEE AND PURCHASED RECEIVABLES
     a.   The aggregate amount of the Servicing Fee paid to the Servicer with
           respect to the Collection Period set forth above                                  $   110,419.10
     b.   The amount of the payment set forth in paragraph B.2.(a) above per
           $1,000 interest                                                                   $       110.42
     c.   The amount of any unpaid Servicing Fee                                             $         0.00
     d.   The change in the amount of any unpaid Servicing Fee from the prior
           Distribution Date                                                                 $         0.00
     e.   The number and aggregate Purchase Amount of Receivables that became
           Purchased Receivables during the related Collection Period                        $         0.00

3. PAYMENT SHORTFALLS
     a.   The amount of the Interest Carryover Shortfall after giving effect to
           the payments set forth in paragraph A.1.(b) above                                 $         0.00
     b.   The amount of the Principal Carryover Shortfall after giving effect to
           the payment set forth in paragraph A.1.(c) above                                  $         0.00

4. PAYAHEAD ACCOUNT
     a.   The aggregate Payahead Balance on the Distribution Date set forth
           above                                                                             $   144,851.00
     b.   The change in the Payahead Balance from the prior Distribution Date
                                                                                             $   (14,226.00)

5. PRE-FUNDING ACCOUNT
     a.   The amount on deposit in the Pre-Funding Account as of the close of
           business on the Distribution Date set forth above                                 $         0.00
     b.   The change in the amount on deposit in the Pre-Funding Account from
           the prior Distribution Date                                                       $         0.00

6. CAPITALIZED INTEREST ACCOUNT
     a.   The amount on deposit in the Capitalized Interest Account as of the
           close of business on the Distribution Date set forth above                        $         0.00
     b.   The change in the amount on deposit in the Capitalized Interest
           Account from the prior Distribution Date                                          $         0.00

7. SPREAD ACCOUNT
     a.   The Specified Spread Account Balance with respect to such Distribution
           Date and the Spread Account balance on the Distribution Date set forth above, after giving effect to distributions made on such Distribution
           Date                                                                              $ 1,075,313.68



                                                           RELIABLE/MAY97-Page 2


     b.   The change in the Spread Account on the Distribution Date                 $  (149,229.47)

8.   POLICY
     a.   The amount paid to the Certificateholders under the Policy for such
           Distribution Date                                                        $         0.00
     b.   The amount distributable to the Certificate Insurer on such
           Distribution Date                                                        $     7,680.81

9.   LOSSES AND DELIQUENCIES
     a.   The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which
           Obligors are delinquent between 31 and 59 days                           $ 1,302,382.44
     b.   The number of Receivables and the aggragate gross amount scheduled to be paid, including unearned finance and other charges, for which
           Obligors are deliquent between 60 days or more                           $   807,059.53

10.  DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
     a.   The amount of the distribution to Class R Certificateholder or the
           Distribution Date set forth above                                        $   102,296.00

     Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548
(1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.













                                                           RELIABLE/MAY97-Page 3

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                 RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                                     15-JUN-97

COLLECTION PERIOD                                                        MAY-97


     Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution
     1.   CLASS A CERTIFICATES AND CLASS I CERTIFICATES
          a.   The aggregate amount of the distribution to Class A
                Certificateholders and Class I Certificateholders on the
                Distribution Date set forth above                                 $ 1,410,358.13
          b.   The amount of the distribution set forth in paragraph A.1.(a)
                above in respect of interest on the Class A Certtificate          $   148,495.70
          c.   The amount of the distribution set forth in paragraph A.1.(a)
                above in respect of the Class I Certificates                      $    18,433.95
          d.   The amount of the distribution set forth in paragraph A.1.(a)
                above in respect of principal of Class A Certficates              $ 1,243,428.48
          e.   The amount of the distribution set forth in paragraph A.1. (a)
                above, per $1,000 interest                                        $        28.44
          f.   The amount of the distribution set forth in paragraph A.1. (b)
                above, per $1,000 interest                                        $         2.97
          g.   The amount of the distribution set forth in paragraph A.1. (c)
                above, per $1,000 interest                                        $         0.60
          h.   Schedule Payments due in such Collection Period                    $         0.00
          i.   Schedule Payments collected in such Collection Period              $   703,814.49

B.   Information Regarding the Performance of the Trust
     1.   POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
          a.   The aggregate Principal Balance of the Receivables as of the close of business on the last day of the preceding Collection
                Period                                                            $30,723,248.11
          b.   The Certificate Balance as of the close of business on the
                Distribution Date set forth above, after giving effect to
                payments allocated to principal in









                                                         RELIABLE/JUNE97-Page 1

                paragraph A.1.(d) above                                                 $29,479,819.63
          c.   The Notional Balance as of the close of business on the
                Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to payment allocated to
                principal in paragraph A.1.(d) above                                    $29,479,819.63
          d.   The Pool Factor with respect to the Class A Certificates as of
                the close of business on the Distribution Date set forth above               0.5895964
          e.   The Pool Factor with respect to the Class I Certificates as of
                the close of business on the Distribution Date set forth above               0.5895964

2.   SERVICING FEE AND PURCHASED RECEIVABLES
          a.   The aggregate amount of the Servicing Fee paid to the Servicer
                with respect to the Collection Period set forth above                   $   106,526.34
          b.   The amount of the payment set forth in paragraph B.2.(a) above
                per $1,000 interest                                                     $       106.53
          c.   The amount of any unpaid Servicing Fee                                   $         0.00
          d.   The change in the amount of any unpaid Servicing Fee from the
                prior Distribution Date                                                 $         0.00
          e.   The number and aggregate Purchase Amount of Receivables that
                became Purchased Receivables during the related Collection Period       $         0.00

3.   PAYMENT SHORTFALLS
          a.   The amount of the Interest Carryover Shortfall after giving
                effect to the payments set forth in paragraph A.1.(b) above             $         0.00
          b.   The amount of the Principal Carryover Shortfall after giving
                effect to the payment set forth in paragraph A.1.(c) above              $         0.00

4.   PAYAHEAD ACCOUNT
          a.   The aggregate Payahead Balance on the Distribution Date set forth
                above                                                                   $   163,775.00
          b.   The change in the Payahead Balance from the prior Distribution
                Date                                                                    $    18,924.00

5.   PRE-FUNDING ACCOUNT
          a.   The amount on deposit in the Pre-Funding Account as of the close
                of business on the Distribution Date set forth above                    $         0.00
          b.   The change in the amount on deposit in the Pre-Funding Account
                from the prior Distribution Date                                        $         0.00

6.   CAPITALIZED INTEREST ACCOUNT
          a.   The amount on deposit in the Capitalized Interest Account as of
                the close of business on the Distribution Date set forth above          $         0.00
          b.   The change in the amount on deposit in the Capitalized Interest
                Account from the prior Distribution Date                                $         0.00

7.   SPREAD ACCOUNT
          a.   The Specified Spread Account Balance with respect to such
                Distribution Date and the Spread Account balance on the
                Distribution Date set forth above, after giving effect to
                distributions made on such Distribution Date                            $ 1,031,793.69






                                                          RELIABLE/JUNE97-Page 2

          b.   The change in the Spread Account on the Distribution Date                     $(134,197.07)

8.   POLICY
          a.   The amount paid to the Certificateholders under the Policy for
                such Distribution Date                                                      $        0.00
          b.   The amount distributable to the Certificate Insurer on such
                Distribution Date                                                           $    7,369.95

9.   LOSSES AND DELIQUENCIES
          a.   The number of Receivables and the aggregate gross amount
                scheduled to be paid, including unearned finance and other
                charges, for which Obligors are delinquent between 31 and 59 days           $1,551,097.70
          b.   The number of Receivables and the aggragate gross amount
                scheduled to be paid, including unearned finance and other
                charges, for which Obligors are deliquent between 60 days or more           $  787,412.45

10.  DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
          a.   The amount of the distribution to Class R Certificateholder or
                the Distribution Date set forth above                                       $   85,815.79

     Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548
(1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.











                                                          RELIABLE/JUNE97-Page 3

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                 RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                                     15-JUL-97

COLLECTION PERIOD                                                        JUN-97


     Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution
     1.   CLASS A CERTIFICATES AND CLASS I CERTIFICATES
          a.   The aggregate amount of the distribution to Class A
                Certificateholders and Class I Certificateholders on the
                Distribution Date set forth above                                 $ 1,293,389.14
          b.   The amount of the distribution set forth in paragraph A.1.(a)
                above in respect of interest on the Class A Certtificate          $   142,485.79
          c.   The amount of the distribution set forth in paragraph A.1.(a)
                above in respect of the Class I Certificates                      $    17,687.89
          d.   The amount of the distribution set forth in paragraph A.1.(a)
                above in respect of principal of Class A Certficates              $ 1,133,215.45
          e.   The amount of the distribution set forth in paragraph A.1. (a)
                above, per $1,000 interest                                        $        26.11
          f.   The amount of the distribution set forth in paragraph A.1. (b)
                above, per $1,000 interest                                        $         2.85
          g.   The amount of the distribution set forth in paragraph A.1. (c)
                above, per $1,000 interest                                        $         0.60
          h.   Schedule Payments due in such Collection Period                    $         0.00
          i.   Schedule Payments collected in such Collection Period              $   700,786.47

B.   Information Regarding the Performance of the Trust
     1.   POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
          a.   The aggregate Principal Balance of the Receivables as of the close of business on the last day of the preceding Collection
                Period                                                            $29,479,819.63
          b.   The Certificate Balance as of the close of business on the
                Distribution Date set forth above, after giving effect to
                payments allocated to principal in


                                                          RELIABLE/JULY97-Page 1

                paragraph A.1.(d) above                                           $28,346,604.18
          c.   The Notional Balance as of the close of business on the
                Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to payment allocated to
                principal in paragraph A.1.(d) above                              $28,346,604.18
          d.   The Pool Factor with respect to the Class A Certificates as of
                the close of business on the Distribution Date set forth above         0.5669321
          e.   The Pool Factor with respect to the Class I Certificates as of
                the close of business on the Distribution Date set forth above         0.5669321

2.   SERVICING FEE AND PURCHASED RECEIVABLES
          a.   The aggregate amount of the Servicing Fee paid to the Servicer
                with respect to the Collection Period set forth above             $   102,344.37
          b.   The amount of the payment set forth in paragraph B.2.(a) above
                per $1,000 interest                                               $       102.34
          c.   The amount of any unpaid Servicing Fee                             $         0.00
          d.   The change in the amount of any unpaid Servicing Fee from the prior Distribution Date $0.00
          e.   The number and aggregate Purchase Amount of Receivables
                that became Purchased Receivables during the related
                Collection Period                                                 $         0.00

3.   PAYMENT SHORTFALLS
          a.   The amount of the Interest Carryover Shortfall after giving
                effect to the payments set forth in paragraph A.1.(b) above       $         0.00
          b.   The amount of the Principal Carryover Shortfall after giving
                effect to the payment set forth in paragraph A.1.(c) above        $         0.00

4.   PAYAHEAD ACCOUNT
          a.   The aggregate Payahead Balance on the Distribution Date set forth
                above                                                             $   156,142.00
          b.   The change in the Payahead Balance from the prior Distribution
                Date                                                              $    (7,633.00)

5.   PRE-FUNDING ACCOUNT
          a.   The amount on deposit in the Pre-Funding Account as of the close
                of business on the Distribution Date set forth above              $         0.00
          b.   The change in the amount on deposit in the Pre-Funding Account
                from the prior Distribution Date                                  $         0.00

6.   CAPITALIZED INTEREST ACCOUNT
          a.   The amount on deposit in the Capitalized Interest Account as of
                the close of business on the Distribution Date set forth above    $         0.00
          b.   The change in the amount on deposit in the Capitalized Interest
                Account from the prior Distribution Date                          $         0.00

7.   SPREAD ACCOUNT
          a.   The Specified Spread Account Balance with respect to such
                Distribution Date and the Spread Account balance on the
                Distribution Date set forth above, after giving effect to
                distributions made on such Distribution Date                      $   992,131.15







                                                          RELIABLE/JULY97-Page 2

          b.   The change in the Spread Account on the Distribution Date           $ (140,602.71)

8.   POLICY
          a.   The amount paid to the Certificateholders under the Policy for
                such Distribution Date                                             $        0.00
          b.   The amount distributable to the Certificate Insurer on such
                Distribution Date                                                  $    7,086.65

9.   LOSSES AND DELIQUENCIES
          a.   The number of Receivables and the aggregate gross amount
                scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days  $1,253,958.26
          b.   The number of Receivables and the aggragate gross amount
                scheduled to be paid, including unearned finance and other charges, for which Obligors are deliquent between 60 days or more  $  817,678.37

10.  DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
          a.   The amount of the distribution to Class R Certificateholder or
                the Distribution Date set forth above                              $   96,630.05

     Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548
(1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.











                                                          RELIABLE/JULY97-Page 3

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                 RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1



DISTRIBUTION DATE                                                     15-AUG-97

COLLECTION PERIOD                                                        JUL-97


     Under the Deed of Constitution of Trust and Poling and Servicing Agreement dated February 28, 1996 (the "Agreement") by and between Reliable Financial Services, Inc. as Seller and Servicer, and Banco Popular de Puerto Rico, as Trustee, Standby Servicer Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount or original notional balance, as applicable, of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution
     1.   CLASS A CERTIFICATES AND CLASS I CERTIFICATES
          a.   The aggregate amount of the distribution to Class A
                Certificateholders and Class I Certificateholders on the
                Distribution Date set forth above                                 $ 1,281,295.19
          b.   The amount of the distribution set forth in paragraph A.1.(a)
                above in respect of interest on the Class A Certificate           $   137,008.59
          c.   The amount of the distribution set forth in paragraph A.1.(a)
                above in respect of the Class I Certificates                      $    17,007.96
          d.   The amount of the distribution set forth in paragraph A.1.(a)
                above in respect of principal of Class A Certficates              $ 1,127,278.64
          e.   The amount of the distribution set forth in paragraph A.1. (a)
                above, per $1,000 interest                                        $        25.89
          f.   The amount of the distribution set forth in paragraph A.1. (b)
                above, per $1,000 interest                                        $         2.74
          g.   The amount of the distribution set forth in paragraph A.1. (c)
                above, per $1,000 interest                                        $         0.60
          h.   Schedule Payments due in such Collection Period                    $         0.00
          i.   Schedule Payments collected in such Collection Period              $   678,694.17

B.   Information Regarding the Performance of the Trust
     1.   POOL BALANCE, CERTIFICATE BALANCES AND NOTIONAL BALANCES
          a.   The aggregate Principal Balance of the Receivables as of the close of business on the last day of the preceding Collection
                Period                                                            $28,346,604.18
          b.   The Certificate Balance as of the close of business on the
                Distribution Date set forth above, after giving effect to
                payments allocated to principal in paragraph A.1.(d) above        $27,219,325.54





                                                           RELIABLE/AUG97-Page 1

          c.   The Notional Balance as of the close of business on the
                Distribution Date set forth above, after giving effect to the reduction in the Cerificate Balance due to payment allocated to
                principal in paragraph A.1.(d) above                                         $27,219,325.54
          d.   The Pool Factor with respect to the Class A Certificates as of
                the close of business on the Distribution Date set forth above                    0.5443865
          e.   The Pool Factor with respect to the Class I Certificates as of
                the close of business on the Distribution Date set forth above                    0.5443865

2.   SERVICING FEE AND PURCHASED RECEIVABLES
          a.   The aggregate amount of the Servicing Fee paid to the Servicer
                with respect to the Collection Period set forth above                        $    99,833.62
          b.   The amount of the payment set forth in paragraph B.2.(a) above
                per 7.00                                                                     $        99.83
          c.   The amount of any unpaid Servicing Fee                                        $         0.00
          d.   The change in the amount of any unpaid Servicing Fee from the
                prior Distribution Date                                                      $         0.00
          e.   The number and aggregate Purchase Amount of Receivables that
                became Purchased Receivables during the related Collection Period            $         0.00

3.   PAYMENT SHORTFALLS
          a.   The amount of the Interest Carryover Shortfall after giving
                effect to the payments set forth in paragraph A.1.(b) above                  $         0.00
          b.   The amount of the Principal Carryover Shortfall after giving
                effect to the payment set forth in paragraph A.1.(c) above                   $         0.00

4.   PAYAHEAD ACCOUNT
          a.   The aggregate Payahead Balance on the Distribution Date set forth
                above                                                                        $   152,643.00
          b.   The change in the Payahead Balance from the prior Distribution
                Date                                                                         $    (3,499.00)

5.   PRE-FUNDING ACCOUNT
          a.   The amount on deposit in the Pre-Funding Account as of the close
                of business on the Distribution Date set forth above                         $         0.00
          b.   The change in the amount on deposit in the Pre-Funding Account
                from the prior Distribution Date                                             $         0.00

6.   CAPITALIZED INTEREST ACCOUNT
          a.   The amount on deposit in the Capitalized Interest Account as of
                the close of business on the Distribution Date set forth above               $         0.00
          b.   The change in the amount on deposit in the Capitalized Interest
                Account from the prior Distribution Date                                     $         0.00

7.   SPREAD ACCOUNT
          a.   The Specified Spread Account Balance with respect to such
                Distribution Date and the Spread Account balance on the
                Distribution Date set forth above, after giving effect to
                distributions made on such Distribution Date                                 $   952,676.39
          b.   The change in the Spread Account on the Distribution Date                     $   (79,369.96)





                                                           RELIABLE/AUG97-Page 2

8.   POLICY
          a.   The amount paid to the Certificateholders under the Policy for
                such Distribution Date                                                      $        0.00
          b.   The amount distributable to the Certificate Insurer on such
                Distribution Date                                                           $    6,804.83

9.   LOSSES AND DELIQUENCIES
          a.   The number of Receivables and the aggregate gross amount
                scheduled to be paid, including unearned finance and other
                charges, for which Obligors are delinquent between 31 and 59 days           $1,708,630.55
          b.   The number of Receivables and the aggragate gross amount
                scheduled to be paid, including unearned finance and other
                charges, for which Obligors are deliquent between 60 days or more           $  697,991.63

10.  DISTRIBUTION TO CLASS R CERTIFICATEHOLDER
          a.   The amount of the distribution to Class R Certificateholder or
                the Distribution Date set forth above                                       $   35,420.04

     Each purchaser that purchases a Certificate at any time during the Funding Period or at any time the ratings of the Certificates are lower than the minimum rating required under Prohibited Transactions Exemption 90-24, 55 Fed. Reg 20548
(1990), shall be deemed to represent and warrant that either under (A) such purchaser is not purchasing the Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income security Act of 1974, as amended ("ERISA"), or any "plan" as defined in Section 4975 of the purchaser is eligible for a class prohibited transaction exemption granted by the Department of Labor, and such exemption will apply to the purchaser's purchase and holding of the Certificate.












                                                           RELIABLE/AUG97-Page 3